June 1, 2015

DREYFUS INSTITUTIONAL RESERVES FUNDS
- Dreyfus Institutional Reserves Treasury Prime Fund

Supplement to Prospectus
dated May 1, 2015

The following change will take effect on September 1, 2015

The fund will change its name to "Dreyfus Institutional Treasury Prime Cash Advantage Fund."

The change to the name of the fund will have no effect on fund shareholders or their fund accounts, other than to reflect the fund's new name.

The following will replace any contrary information in the section entitled "Shareholder Guide—Buying and Selling Shares—How to Buy Shares:"

The minimum initial investment is $250,000,000, with no minimum subsequent investment, unless: (a) the investor has invested at least $250,000,000 in the aggregate among the fund, Dreyfus Institutional Cash Advantage Fund, Dreyfus Institutional Treasury and Agency Cash Advantage Fund and any Dreyfus Cash Management Fund; or (b) the investor has, in the opinion of Dreyfus Investments Division, adequate intent and availability of assets to reach a future level of investment of $250,000,000 among such funds.

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Supplement to Current Statement of Additional Information

The following change will take effect on September 1, 2015

The fund will change its name to "Dreyfus Institutional Treasury Prime Cash Advantage Fund."